Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 4 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 4 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of October 11, 2018 (this “Fourth Amendment”), by and among CORSAIR GROUP (CAYMAN), LP (formerly EAGLETREE-CARBIDE HOLDINGS (CAYMAN), LP), a Cayman Islands exempted limited partnership (“Holdings”), CORSAIR GAMING, INC. (formerly EAGLETREE-CARBIDE ACQUISITION CORP.), a Delaware corporation (the “U.S. Borrower”), CORSAIR ACQUISITION (LUX) S.À R.L. (formerly EAGLETREE-CARBIDE ACQUISITION S.À R.L.), a Luxembourg private limited liability company (société à responsabilité limitée) with registered office at 48, Boulevard Grande-Duchesse Charlotte, L - 1330 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Commerce and Companies register under number B216.833 (the “Lux Borrower”), CORSAIR HOLDINGS (HONG KONG) LIMITED (formerly EAGLETREE-CARBIDE HONG KONG LIMITED), a Hong Kong limited liability company (the “HK Borrower” and, together with the U.S. Borrower and the Lux Borrower, collectively, the “Borrowers”), CORSAIR GROUP (US), LLC (formerly EAGLETREE-CARBIDE HOLDINGS (US), LLC), a Delaware limited liability company (“LLC Subsidiary”), CERTAIN SUBSIDIARIES OF HOLDINGS PARTY HERETO, as Guarantors, THE LENDERS PARTY HERETO (including the 2018 Replacement Term Lenders and the Incremental Term Loan Lenders, each as defined below) and MACQUARIE CAPITAL FUNDING LLC, as administrative agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”).

WHEREAS, reference is hereby made to the First Lien Credit and Guaranty Agreement, dated as of August 28, 2017 (as amended by that certain Amendment No. 1 to the First Lien Credit and Guaranty Agreement, dated as of October 3, 2017, Amendment No. 2 to the First Lien Credit and Guaranty Agreement, dated as of March 29, 2018, Amendment No. 3 to the First Lien Credit and Guaranty Agreement, dated as of April 27, 2018, and as further amended, restated, supplemented and/or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, the Borrowers, LLC Subsidiary, certain Subsidiaries of Holdings party thereto, as Guarantors, the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent;

WHEREAS, on the date hereof (but prior to giving effect to this Fourth Amendment), there are outstanding Term Loans under the Credit Agreement (the “Existing Term Loans”) in an aggregate principal amount of $327,125,000;

WHEREAS, the U.S. Borrower is seeking to borrow $30,000,000 of new term loans (the “Additional 2018 Incremental Term Loans”) and the Borrowers are hereby requesting, in accordance with Section 2.25 of the Credit Agreement, that each Lender of Additional 2018 Incremental Term Loans (the “Incremental Term Loan Lenders”) provide commitments (each an “Additional 2018 Incremental Term Loan Commitment”) to provide the Additional 2018 Incremental Term Loans, on the terms and conditions set forth herein;

WHEREAS, in accordance with the provisions of Sections 2.25, 2.26 and 10.5 of the Credit Agreement, the Borrowers, the Administrative Agent, the 2018 Replacement Term Lenders and the Incremental Term Loan Lenders wish to amend the Credit Agreement to, in addition to the other amendments set forth below, provide for (i) the refinancing in full of all outstanding Existing Term Loans with the proceeds of 2018 Replacement Term Loans (as defined below) and (ii) the Additional 2018 Incremental Term Loans to be made by the Incremental Term Loan Lenders, in each case, on the terms and subject to the conditions set forth herein; and

WHEREAS, Macquarie Capital (USA) Inc. shall act as sole lead arranger and sole bookrunner, in each case, with respect to this Fourth Amendment and each of the 2018 Replacement Term Loans and Additional 2018 Incremental Term Loans provided for hereunder (in such capacity, the “Refinancing/Incremental Term Loan Lead Arranger”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, as of and after the Fourth Amendment Effective Date (as defined below), refer to the Credit Agreement as amended by this Fourth Amendment (the “Amended Credit Agreement”).

SECTION 2. Refinancing of Existing Term Loans.

(a)    The 2018 Replacement Term Lenders hereby severally agree to make 2018 Replacement Term Loans to the Borrowers on the Fourth Amendment Effective Date in the aggregate principal amount of $327,125,000 to refinance all outstanding Existing Term Loans in accordance with the relevant requirements of the Credit Agreement (as modified hereby) and this Fourth Amendment. Except as expressly provided in this Fourth Amendment (including, without limitation, as to the Applicable Margin) and the Amended Credit Agreement, the 2018 Replacement Term Loans shall be on terms substantially identical to the Existing Term Loans (including, without limitation, as to maturity, Guarantors, Collateral (and ranking) and payment priority).

(b)    On the Fourth Amendment Effective Date, all then outstanding Existing Term Loans shall be refinanced in full as follows:

(w)    the outstanding principal amount of the Existing Term Loan of each Lender that (i) is an existing Term Lender under the Credit Agreement prior to giving effect to this Fourth Amendment (each, an “Existing Term Lender”) and (ii) is not party hereto as a “New 2018 Replacement Term Lender” or a “2018 Converting Term Lender” (a Lender meeting the requirements of preceding clauses (i) and (ii), each, a “Non-Converting Term Lender”) shall be repaid in full in cash with respect to its Existing Term Loans with proceeds of the 2018 Replacement Term Loans;

(x)    to the extent any Existing Term Lender has a 2018 Replacement Term Loan Conversion Amount (as defined in the Amended Credit Agreement) that is less than the full outstanding principal amount of the Existing Term Loan of such Existing Term Lender, such Existing Term Lender shall be repaid in cash in an amount equal to the difference between the outstanding principal amount of the Existing Term Loan of such Existing Term Lender and such Existing Term Lender’s 2018 Replacement Term Loan Conversion Amount (the “Non-Converting Portion”);

(y)    the outstanding principal amount of the Existing Term Loan of each Existing Term Lender that has executed this Fourth Amendment as a “2018 Converting Term Lender” (each, a “2018 Converting Term Lender”) shall automatically be converted into a term loan under the Amended Credit Agreement (each, a “Converted 2018 Replacement Term Loan”) in a principal amount equal to such 2018 Converting Term Lender’s 2018 Replacement Term Loan Conversion Amount (each such conversion, a “2018 Replacement Term Loan Conversion”); and

(z) (1) each Person that has executed this Fourth Amendment as a “New 2018 Replacement Term Lender” (each, a “New 2018 Replacement Term Lender” and, together with the 2018 Converting Term Lenders, collectively, the “2018 Replacement Term Lenders”) severally agrees to make a new term loan under the Amended Credit Agreement to the Borrowers on the Fourth Amendment Effective Date (each such new term loan, a “New 2018 Replacement Term Loan” and, collectively, the “New 2018 Replacement Term Loans” and, together with the Converted 2018 Replacement Term Loans, the “2018 Replacement Term Loans”) in Dollars in a principal amount equal to the amount opposite such New 2018 Replacement Term Lender’s name on Schedule I hereto (as to any New 2018 Replacement Term Lender, its “2018 Replacement Term Loan Commitment”).

(c)    On the Fourth Amendment Effective Date, each 2018 Replacement Term Lender hereby agrees to “fund” its 2018 Replacement Term Loan as follows: (x) each 2018 Converting Term Lender shall “fund” its 2018 Replacement Term Loan to the Borrowers by converting all or a portion, as applicable, of its then outstanding principal amount of Existing Term Loans into a 2018 Replacement Term Loan in a principal amount equal to such 2018 Converting Term Lender’s 2018 Replacement Term Loan Conversion Amount as provided in preceding clause 2(b)(y) and (y) each New 2018 Replacement Term Lender shall fund in cash to the Borrowers an amount equal to such New 2018 Replacement Term Lender’s 2018 Replacement Term Loan Commitment.

(d)    The Converted 2018 Replacement Term Loans subject to the 2018 Replacement Term Loan Conversion shall be allocated ratably to the outstanding borrowings of Existing Term Loans (based upon the relative principal amounts of borrowings of Existing Term Loans and, in the case of Eurodollar Rate Existing Term Loans, subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2018 Replacement Term Loans shall constitute a new “borrowing” under the Credit Agreement and shall (x) with respect to Eurodollar Rate Converted 2018 Replacement Term Loans, be subject to the same Interest Period (and the same Eurodollar Rate) applicable to the borrowing of Eurodollar Rate Existing Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new type of Borrowing is selected in accordance with the provisions of Section 2.8 of the Credit Agreement or (y) with respect to Base Rate Converted 2018 Replacement Term Loans, continue as Base Rate Loans until a new type of borrowing is selected in accordance with the provisions of Section 2.8 of the Credit Agreement. New 2018 Replacement Term Loans shall be allocated ratably to repay outstanding borrowings of Existing Term Loans that are not subject to a 2018 Replacement Term Loan Conversion (based upon the relative principal amounts of borrowings of such Existing Term Loans and, in the case of Eurodollar Rate Existing Term Loans, subject to different Interest Periods immediately prior to giving effect thereto) and shall be (x) with respect such Eurodollar Rate Existing Term Loans, initially incurred as Eurodollar Rate borrowings which shall be allocated ratably to such outstanding “deemed” borrowings of Eurodollar Rate Converted 2018 Replacement Term Loans on the Fourth Amendment Effective Date (based upon the relative principal amounts of such deemed borrowings of Eurodollar Rate Converted 2018 Replacement Term Loans subject to different Interest Periods on the Fourth Amendment Effective Date after giving effect to the foregoing provisions of this clause (d) and (y) with respect to such Base Rate Existing Term Loans, initially incurred as Base Rate Loans which shall be allocated to such outstanding “deemed” borrowings of Base Rate Converted 2018 Replacement Term Loans on the Fourth Amendment Effective Date. Each such “borrowing” of Eurodollar Rate New 2018 Replacement Term Loans shall (A) be added to (and made a part of) the related deemed borrowing of Eurodollar Rate Converted 2018 Replacement Term Loans and (B) be subject to (x) an Interest Period which commences on the Fourth Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed borrowing of Eurodollar Rate Converted 2018 Replacement Term Loans to which it is added and (y) the same Eurodollar Rate applicable to such deemed borrowing of Eurodollar Rate Converted 2018 Replacement Term Loans.

(e)    On the Fourth Amendment Effective Date, the Borrowers shall pay in cash (a) all accrued and unpaid interest on the Existing Term Loans to, but not including, the Fourth Amendment Effective Date and (b) to each Non-Converting Term Lender and each 2018 Converting Term Lender with a Non-Converting Portion (solely with respect to such Non-Converting Portion), any breakage loss or expenses due under Section 2.18(c) of the Credit Agreement (it being understood that existing Interest Periods of the Existing Term Loans held by 2018 Replacement Term Lenders prior to the Fourth Amendment Effective Date shall continue on and after the Fourth Amendment Effective Date pursuant to preceding clause (d) and shall accrue interest in accordance with Section 2.8 of the Credit Agreement on and after the Fourth Amendment Effective Date as if the Fourth Amendment Effective Date were a new borrowing date). Notwithstanding anything to the contrary herein or in the Credit Agreement, each 2018 Converting Term Lender agrees to waive any entitlement or claim to any breakage loss or expenses due under Section 2.18(c) of the Credit Agreement with respect to the repayment of any of its Existing Term Loans by way of the 2018 Replacement Term Loan Conversion on the Fourth Amendment Effective Date.

(f)    Promptly following the Fourth Amendment Effective Date, any Term Loan Note evidencing the Existing Term Loans shall be cancelled, and any 2018 Replacement Term Lender may request that its 2018 Replacement Term Loan be evidenced by a Term Loan Note pursuant to Section 2.7(b) of the Amended Credit Agreement.

(g)    Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2018 Replacement Term Loans (if any) will be used solely to repay outstanding Existing Term Loans of Non-Converting Term Lenders (if any) and outstanding Existing Term Loans of 2018 Converting Term Lenders in an amount equal to the Non-Converting Portion (if any) of such 2018 Converting Term Lenders’ Existing Term Loans, in each case, on the Fourth Amendment Effective Date.

(h)    The Borrowers shall make principal payments on the 2018 Replacement Term Loans in installments, in the amounts and on the dates set forth in Section 2.12 of the Amended Credit Agreement, and the last paragraph of Section 2.12 shall apply thereto.

SECTION 3. Amendments to the Credit Agreement.

(a)    Upon the making of the 2018 Replacement Term Loans, the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date as follows:

(b)    The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means:

(a)(i) in the case of Term Loans (other than Incremental Term Loans incurred after the Fourth Amendment Effective Date), (A) prior to the Fourth Amendment Effective Date, (x) 4.75% per annum in the case of Eurodollar Loans and (y) 3.75% per annum in the case of Base Rate Loans and (B) from and after the Fourth Amendment Effective Date and until the delivery of financial statements pursuant to Section 5.1(a) or (b) (and the related Compliance Certificate pursuant to Section 5.1(c)) for the first Fiscal Quarter ending after the Fourth Amendment Effective Date (such period described in this clause (a)(i)(B), the “Initial

Applicable Margin Period”), (x) in the case of Eurodollar Loans, 4.25% per annum, and (y) in the case of Base Rate Loans, 3.25% per annum, (ii) in the case of Revolving Loans and Swing Line Loans, (A) prior to the Fourth Amendment Effective Date, (x) 4.50% per annum in the case of Eurodollar Loans and (y) 3.50% per annum in the case of Base Rate Loans and (B) during the Initial Applicable Margin Period, (x) in the case of Eurodollar Loans, 4.25% per annum, and (y) in the case of Base Rate Loans, 3.25% per annum and (iii) in the case of all Loans (other than Incremental Term Loans incurred after the Fourth Amendment Effective Date), after the Initial Applicable Margin Period, the applicable percentage set forth in the table below under the appropriate caption based on the Consolidated Total Net Leverage Ratio set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.1(c):

Pricing Level	Consolidated Total Net Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
I	>3.50:1.00	4.25%	3.25%
II	≤3.50:1.00 and >3.00:1.00	4.00%	3.00%
III	≤3.00:1.00	3.75%	2.75%

Any increase or decrease in the Applicable Margin pursuant to clause (a)(iii) above resulting from a change in the Consolidated Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date the applicable financial statements are delivered pursuant to Section 5.1(a) or (b) (and the related Compliance Certificate is delivered pursuant to Section 5.5(c)); provided that if notification is provided to the Borrower Representative that the Administrative Agent or the Required Lenders have so elected, “Pricing Level I” shall apply (x) as of the first Business Day after the date on which the financial statements were required to be delivered pursuant to Section 5.1(a) or (b) (and the related Compliance Certificate pursuant to Section 5.5(c)) but were not delivered, and shall continue to so apply to and including the date on which such financial statements (and related Compliance Certificate) are so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.1(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply); and

(b) in the case of Incremental Term Loans incurred after the Fourth Amendment Effective Date, a percentage equal to the per annum rate specified in the applicable Joinder Agreement with respect to such Incremental Term Loans.”

(c)    The definition of “Screen Rate” is hereby amended by inserting the text “, in accordance with the provisions set forth in Section 2.18(a)” at the end of the last sentence appearing therein.

(d)    The definition of “Term Loan” in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, the 2018 Replacement Term Loans made by the 2018 Replacement Term Lenders on the Fourth Amendment Effective Date,” after the text “Section 2.1(a),” appearing therein.

(e)    The definition of “Term Loan Commitment” in Section 1.1 of the Credit Agreement is hereby amended by (x) inserting the text “(i)” before the text “the Closing Date” appearing therein and (y) inserting at the end of the last sentence thereof the text “and (ii) the Fourth Amendment Effective Date is $327,125,000”.

(f)    Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:

“2018 Converting Term Lender” has the meaning assigned to such term in the Fourth Amendment.

“2018 Replacement Term Loans” has the meaning assigned to such term in the Fourth Amendment.

“2018 Replacement Term Loan Commitment” has the meaning assigned to such term in the Fourth Amendment.

“2018 Replacement Term Lender” has the meaning assigned to such term in the Fourth Amendment.

“2018 Replacement Term Loan Conversion Amount” shall mean, as to any 2018 Converting Term Lender, the amount determined by the Administrative Agent and the Borrowers as the final amount of such 2018 Converting Term Lender’s 2018 Replacement Term Loan Conversion on the Fourth Amendment Effective Date and notified to each such 2018 Converting Term Lender by the Administrative Agent on or prior to the Fourth Amendment Effective Date. The “2018 Replacement Term Loan Conversion Amount” of any 2018 Converting Term Lender shall not exceed (but may be less than) the outstanding principal amount of such 2018 Converting Term Lender’s Term Loans (determined immediately prior to the Fourth Amendment Effective Date). All such determinations made by the Administrative Agent and the Borrowers shall, absent manifest error, be final, conclusive and binding on the Borrowers and the Lenders, and the Administrative Agent and the Borrowers shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment).

“2018 Replacement Term Loan Conversion” has the meaning assigned to such term in the Fourth Amendment.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Division/Series Transaction” means, with respect to any Credit Party and/or any of its Subsidiaries that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Credit Party or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the laws of the State of Delaware.

“Fourth Amendment” means Amendment No. 4 to the First Lien Credit and Guaranty Agreement, dated as of October 11, 2018, by and among the Borrowers, Holdings, LLC Subsidiary, certain Subsidiaries of Holdings party thereto, as Guarantors, the Administrative Agent and the Lenders party thereto (including the 2018 Replacement Term Lenders and the Incremental Term Loan Lenders).

“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.

“Mandatory 1L IPO Prepayment Amount” as defined in Section 2.14(g).

“New 2018 Replacement Term Loan” has the meaning assigned to such term in the Fourth Amendment.

“New 2018 Replacement Term Lender” has the meaning assigned to such term in the Fourth Amendment.

“Permitted 2L IPO Prepayment Amount” as defined in Section 5.23.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Qualified Borrower IPO” means the issuance by the U.S. Borrower of its common equity Securities in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Qualified Borrower IPO/Reorganization Amendment” means an amendment to the Credit Agreement to be entered into by the Administrative Agent and the U.S. Borrower only, which amendment will effectuate the following and be effective upon or after the consummation of the Qualified Borrower IPO:

(a)    amend the definition of Change of Control (i) to reference the Qualified Borrower IPO and (ii) to reflect the ownership by the U.S. Borrower of Corsair Components, Lux Holdco and the other Restricted Subsidiaries after giving effect to the Qualified Borrower IPO;

(b)     amend Section 4 (Representations and Warranties) to apply only to the U.S. Borrower and its Restricted Subsidiaries;

(c)    amend (i) Section 5 (Affirmative Covenants) to apply only to the U.S. Borrower and its Restricted Subsidiaries, including Section 5.1 (Financial Statements and Other Reports and Notices) and (ii) Section 5.11 (Subsidiaries) to exclude Subsidiaries formed during the intermediate steps of the Qualified Borrower IPO/Reorganization Transactions;

(d)    amend (i) Section 6 (Negative Covenants) to apply only to the U.S. Borrower and its Restricted Subsidiaries, (ii) Section 6.4 (Restricted Payments) to permit the U.S. Borrower to pay dividends within 60 days after the date of their declaration (if such dividends could have been paid on such date in compliance with Section 6.4), (iii) Sections 6.8 (Fundamental Changes), 6.9 (Asset Sales) and 6.11 (Transactions with Affiliates) to expressly permit the Qualified Borrower IPO/Reorganization Transactions and (iv) Section 6.13 (Permitted Activities of Holdings, LLC Subsidiary and Lux Holdco) to exclude Holdings and LLC Subsidiary;

(e)    amend Section 7 (Guaranty) to exclude Holdings, LLC Subsidiary and each other Guarantor Subsidiary released from its Guaranty as described in the definition of Qualified Borrower IPO/Reorganization Transactions;

(f)    amend Section 8 (Events of Default) to exclude as Events of Default any termination of any Guaranty and/or Collateral Document described in the definition of Qualified Borrower IPO/Reorganization Transactions; and

(g)    amend the Schedules to this Agreement and the other Credit Documents to reflect the U.S. Borrower and its Restricted Subsidiaries after giving effect to the Qualified Borrower IPO.

“Qualified Borrower IPO/Reorganization Transactions” means the consummation of the following transactions after the Fourth Amendment Effective Date in connection with the Qualified Borrower IPO:

(a)    the release of each of Holdings and LLC Subsidiary as a “Guarantor” under the Credit Agreement and the other Credit Documents, and the discharge and release of each of Holdings and LLC Subsidiary from all obligations with respect thereto;

(b)    the termination of (i) the Limited Recourse Pledge and Security Agreement, among Holdings, LLC Subsidiary and the Collateral Agent and (ii) the First Ranking Share Pledge Agreement, among Holdings, LLC Subsidiary, Cortland Capital Market Services LLC and Lux Holdco;

(c)    the dissolution of LLC Subsidiary;

(d)    the consummation of the Qualified Borrower IPO;

(e)    transfers such that the U.S. Borrower shall (i) directly or indirectly own and control 100% on a fully diluted basis all of the Equity Interests of Corsair Components, Inc. and Lux Holdco and (ii) directly or indirectly own and control 100% on a fully diluted basis all of the Equity Interests of each other Restricted Subsidiary;

(f)    the consummation of all other transactions in respect of changes to the organizational structure and capital structure of Holdings, LLC Subsidiary, the Borrowers and their other Subsidiaries, in each case, as in effect on the Fourth Amendment Effective Date (as set forth on Schedule III to the Fourth Amendment), such that immediately after giving effect to such transactions and the other Qualified Borrower IPO/Reorganization Transactions, the organizational structure and capital structure of the U.S. Borrower and its Subsidiaries, in each case, shall be substantially as set forth on Schedule IV to the Fourth Amendment; and

(g)    in the case of any Subsidiary of the U.S. Borrower that is an Excluded Tax Subsidiary upon or after giving effect to the consummation of the Qualified Borrower IPO, (i) the release of such Subsidiary as a Credit Party under the Credit Agreement and any of the other Credit Documents, and the discharge and release of such Subsidiary from all obligations with respect thereto, (ii) the termination of all obligations of, and Liens granted by, such Subsidiary under any Collateral Document to which such Subsidiary is a party and (iii) the release of all Liens on Equity Interests thereof other than Liens described in Section 5.11(e).

“Scheduled Unavailability Date” as defined in Section 2.18(a)(ii).

“Successor Eurodollar Rate” as defined in Section 2.18(a).

“Successor Eurodollar Rate Conforming Changes” means, with respect to any proposed Successor Eurodollar Rate, any conforming changes to the definition of Adjusted Eurodollar Rate, Eurodollar Base Rate, Screen Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrower Representative, to reflect the adoption of such Successor Eurodollar Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Successor Eurodollar Rate exists, in such other manner of administration as the Administrative Agent reasonably determines is reasonably necessary in connection with the administration of this Agreement).

(g)    Section 2.1(a) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end of the first sentence thereof:

“Subject to the terms and conditions set forth in the Fourth Amendment and this Agreement (as amended thereby), (x) each New 2018 Replacement Term Lender severally agrees to make to the Borrowers on the Fourth Amendment Effective Date New 2018 Replacement Term Loans in an aggregate amount not to exceed the amount of such New 2018 Replacement Term Lender’s 2018 Replacement Term Loan Commitment and (y) each 2018 Converting Term Lender severally agrees, that, pursuant to the 2018 Replacement Term Loan Conversion, without any further action by any party to this Agreement, the portion of such 2018 Converting Term Lender’s Term Loans equal to such 2018 Converting Term Lender’s 2018 Replacement Term Loan Conversion Amount shall automatically be converted into 2018 Replacement Term Loans in a like principal amount on the Fourth Amendment Effective Date.”

(h)    Section 2.11(h) of the Credit Agreement is hereby amended by (x) deleting the text “one-year” appearing therein and inserting the text “six-month” in lieu thereof and (y) deleting the text “Closing Date” appearing therein and inserting the text “Fourth Amendment Effective Date” in lieu thereof.

(i)    Section 2.14(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g)    Qualified Borrower IPO Prepayment. No later than the fifth Business Day following the consummation of the Qualified Borrower IPO, the Borrowers shall prepay the Loans in an amount (the “Mandatory 1L IPO Prepayment Amount”) equal to 50% of the positive difference between (x) the aggregate amount of the net cash proceeds received by (or contributed to) the U.S. Borrower from the Qualified Borrower IPO, minus, (y) the Permitted 2L IPO Prepayment Amount (for the avoidance of doubt, it is understood and agreed that any prepayment of the Loans pursuant to this clause (g) shall not constitute a Repricing Event).”

(j)    The last sentence of Section 2.15(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding anything to the contrary set forth above in this Section 2.15(b), (i) the net cash proceeds from the incurrence of any Credit Agreement Refinancing Indebtedness shall be applied as provided in the definition thereof and, if applicable, Section 2.26 and (ii) the Mandatory 1L IPO Prepayment Amount shall be applied on a ratable basis to prepay the Term Loans, the Extended Term Loans, the Other Term Loans and the Incremental Term Loans in accordance with clause “first” of Section 2.15(b).”

(k)    Section 2.18(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)    Inability to Determine Applicable Interest Rate. (i) Notwithstanding anything to the contrary in this Agreement or any other Credit Document, if the Administrative Agent in consultation with the Borrower Representative reasonably determines (which determination by the Administrative Agent shall be conclusive absent manifest error) that:

(x) adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate, the Eurodollar Rate and/or the Screen Rate, as applicable for any requested Interest Period, including, without limitation, because such Adjusted Eurodollar Rate, the Eurodollar Rate and/or the Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(y) the administrator of the Adjusted Eurodollar Rate, the Eurodollar Rate and/or the Screen Rate, as applicable, or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Adjusted Eurodollar Rate, the Eurodollar Rate and/or the Screen Rate, as applicable, shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(z) syndicated loans currently being executed, or that include language similar to that contained in this Section 2.18(a), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Adjusted Eurodollar Rate, the Eurodollar Rate and/or the Screen Rate, as applicable, then, reasonably promptly after such determination by the Administrative Agent, the Administrative Agent and the Borrowers may amend this Agreement to replace the Adjusted Eurodollar Rate, the Eurodollar Rate and/or the Screen Rate, as applicable, with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “Successor Eurodollar Rate”), together with any proposed Successor Eurodollar Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower Representative unless, prior to such time, the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. Such Successor Eurodollar Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Eurodollar Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

(ii)    If no Successor Eurodollar Rate has been determined and the circumstances under clause (a)(x) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly notify the Borrower Representative and each Lender. Thereafter, (x) the obligations of the Lenders to make or maintain Eurodollar Loans or convert any Loans into Eurodollar Loans, in each case, shall be suspended (to the extent of the affected Eurodollar Loans or Interest Periods) and (y) the Adjusted Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower Representative may revoke any pending Funding Notice and/or Conversion/Continuation Notice (to the extent of the affected Eurodollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request in any such notice into a request for a committed borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

(iii)    Notwithstanding anything else herein, any definition of Successor Eurodollar Rate shall provide that in no event shall such Successor Eurodollar Rate be less than 1.00% per annum for purposes of this Agreement.”

(l)    Section 5.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“5.19.    Beneficial Ownership Regulation. Promptly following any request by the Administrative Agent therefor, the Borrowers shall provide information and documentation reasonably requested by the Administrative Agent or any Lender (through the Administrative Agent) for purposes of compliance with the Beneficial Ownership Regulation.”

(m)    Section 5 of the Credit Agreement is hereby amended by inserting the following new Section 5.23 at the end thereof:

“Section 5.23    2L IPO Prepayment No later than the fifth Business Day following the consummation of the Qualified Borrower IPO, the Borrowers shall prepay all (but not less than all) of the then outstanding amount of Second Lien Term Facility Indebtedness with net cash proceeds received by (or contributed to) the U.S. Borrower from such Qualified Borrower IPO (such amount, the “Permitted 2L IPO Prepayment Amount”).

(n)    Section 6.3(a) of the Credit Agreement is hereby amended by replacing the period at the end of clause (vii) thereof with “; and” and inserting the following new clause (viii) immediately thereafter:

“(viii)    the prepayment of Second Lien Term Facility Indebtedness in accordance with Section 5.23.”

(o)    Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.17 at the end thereof:

“6.17.    Prohibition on Division/Series Transactions. For the avoidance of doubt, notwithstanding anything to the contrary contained in this Section 6 or any other provision in this Agreement or any other Credit Document, (a) no Credit Party shall enter into (or agree to enter into) any Division/Series Transaction, or permit any of its Subsidiaries to enter into (or agree to enter into), any Division/Series Transaction and (b) none of the provisions in this Section 6 nor any other provision in this Agreement nor any other Credit Document, shall be deemed to permit any Division/Series Transaction, in the case of each of preceding clauses (a) and/or (b), without written consent obtained in compliance with Section 10.5.”

(p)    Section 10 of the Credit Agreement is hereby amended by inserting the following new Section 10.31 at the end thereof:

“Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Credit Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Employee Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, any Letter of Credit, any Commitments or this Agreement;

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, any Letter of Credit, any Commitment and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, any Letter of Credit, any Commitment and this Agreement; or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, any Letter of Credit, any Commitment and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).”

(q)    The Borrower Representative hereby consents, for purposes of Section 10.6(b) of the Credit Agreement, to the assignment of any New 2018 Replacement Term Loans by any 2018 Replacement Term Lender to (i) any Person that was an Existing Term Lender on the Fourth Amendment Effective Date (immediately prior to giving effect thereto) and (ii) any other Person (other than a Disqualified Lender) notified in writing by the Administrative Agent to the Borrower Representative as part of the syndication process for the New 2018 Replacement Term Loans at least five (5) Business Days prior to the Fourth Amendment Effective Date (so long as the Borrower Representative has not objected thereto at least three (3) Business Days prior to the Fourth Amendment Effective Date).

SECTION 4. Additional 2018 Incremental Term Loans.

(a)    Each Incremental Term Loan Lender severally agrees to make, on the Fourth Amendment Effective Date (immediately following the incurrence by U.S. Borrower of the 2018 Replacement Term Loans), an Additional 2018 Incremental Term Loan denominated in Dollars to U.S. Borrower (with the Borrowers being liable therefor on a joint and several basis) in an amount equal to such Incremental Term Loan Lender’s commitment amount set forth on Schedule II hereto. Each Incremental Term Loan Lender’s Additional 2018 Incremental Term Loan Commitment shall terminate immediately and without further action on the Fourth Amendment Effective Date after giving effect to the funding of such

Incremental Term Loan Lender’s Additional 2018 Incremental Term Loan Commitment on such date. Any amount of the Additional 2018 Incremental Term Loans that is subsequently repaid or prepaid may not be reborrowed.

(b)    The Additional 2018 Incremental Term Loans shall constitute Incremental Term Loans and shall be added to, constitute a part of, and have the same terms as the 2018 Replacement Term Loans made to the Borrowers on the Fourth Amendment Effective Date and shall be added to each borrowing of outstanding 2018 Replacement Term Loans on the Fourth Amendment Effective Date pursuant to the 2018 Replacement Term Loans Notice (as defined below) on a pro rata basis (based on the relative sizes of such borrowings), so that each Incremental Term Loan Lender providing such Additional 2018 Incremental Term Loans will participate proportionately in each outstanding borrowing of 2018 Replacement Term Loans based on the principal amount of Additional 2018 Incremental Term Loans provided by such Incremental Term Loan Lender.

(c)    Each Incremental Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent, Syndication Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, Syndication Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.

(d)    Each Incremental Term Loan Lender party hereto hereby agrees to make its Additional 2018 Incremental Term Loan Commitment on the following terms and conditions:

(i)    Applicable Margin. The Applicable Margin for each 2018 Incremental Term Loan shall be the same Applicable Margin as applies with respect to the 2018 Replacement Term Loans.

(ii)    Principal Payments. The Borrowers shall make principal payments on the Additional 2018 Incremental Term Loans in installments, in the amounts and on the dates set forth in Section 2.12 of the Amended Credit Agreement as if the Additional 2018 Incremental Term Loans were 2018 Replacement Term Loans (as increased proportionately to reflect the incurrence of the Additional 2018 Incremental Term Loans) and the last paragraph of Section 2.12 shall apply thereto.

(iii)    Voluntary and Mandatory Prepayments. The Additional 2018 Incremental Term Loans shall be subject to the same terms and conditions regarding voluntary and mandatory prepayments as set forth in the Amended Credit Agreement for the 2018 Replacement Term Loans.

(e)    Each Incremental Term Loan Lender acknowledges and agrees that upon its execution of this Fourth Amendment and the making of Additional 2018 Incremental Term Loans that such Incremental Term Loan Lender shall become, if not already, a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(f)    All proceeds of the Additional 2018 Incremental Term Loans incurred in accordance with this Fourth Amendment shall be applied by the Borrowers in accordance with Section 2.6(c) of the Credit Agreement.

(g)    The parties hereto acknowledge that this Fourth Amendment shall constitute a Joinder Agreement for purposes of Section 2.25(h) of the Credit Agreement.

(h)    The parties hereto (including, for the avoidance of doubt, the Required Lenders) acknowledge and agree that none of the Additional 2018 Incremental Term Loans shall be deemed to constitute usage of the Maximum Incremental Facilities Amount (it being understood, for the avoidance of doubt, that any determination of the Consolidated First Lien Net Leverage Ratio after the occurrence of the Fourth Amendment Effective Date shall include the principal amount of any Additional 2018 Incremental Term Loans that remain outstanding at such time).

(i)    On and after the Fourth Amendment Effective Date, (i) the 2018 Replacement Term Loans shall constitute “Term Loans” for all purposes under the Amended Credit Agreement; and (ii) each 2018 Replacement Term Lender shall constitute a “Lender” and a “Term Loan Lender” for all purposes under the Amended Credit Agreement.

SECTION 5. Consent to Qualified Borrower IPO/Reorganization Transactions and Qualified Borrower IPO/Reorganization Amendment.

(a)    Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document to the contrary, the Required Lenders hereby consent to (i) the Qualified Borrower IPO/Reorganization Transactions and (ii) the Qualified Borrower IPO/Reorganization Amendment, which Qualified Borrower IPO/Reorganization Amendment may also contain such other amendments and/or other modifications to the Credit Agreement (to be effective upon or after the consummation of the Qualified Borrower IPO (in each case, with the consent of the Administrative Agent and the U.S. Borrower only)), but solely to the extent that any such other amendments and/or modifications (A) (1) are of an administrative, technical and/or immaterial nature, (2) are necessary to cure any ambiguity, omission, defect or inconsistency in any Credit Document and/or (3) are necessary to consummate and/or effectuate the Qualified Borrower IPO/Reorganization Transactions or appropriate in light of the resulting public company nature of the U.S. Borrower (in each case, as described in this clause (a)(ii)(A)(3), as determined by the Administrative Agent in its reasonable discretion) and (B) do not materially adversely affect any right of any Agent, the Issuing Bank or the Lenders (it being agreed and understood that any such amendment and/or other modification pursuant to this clause (a)(ii) shall not release any material Collateral or release any material Guarantor from the Guaranty (in each case, other than as described in the definition of Qualified Borrower IPO/Reorganization Transactions (as defined in the Amended Credit Agreement)); provided that any such Qualified Borrower IPO/Reorganization Amendment shall only become effective so long as the Required Lenders shall not have objected in writing within five Business Days of being posted to the Platform or otherwise delivered to the Required Lenders.

(b)    The Required Lenders hereby confirm that in no event shall there be any breach, Default, Event of Default and/or violation of any provision of the Credit Agreement or any other Credit Document solely as a result of any of the Qualified Borrower IPO/Reorganization Transactions.

SECTION 6. Severability. If any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 7. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fourth Amendment.

SECTION 8. Entire Agreement. This Fourth Amendment, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 9. Ratification and Reaffirmation.

(a)    Each Credit Party hereto hereby ratifies and reaffirms (i) the Obligations under the Amended Credit Agreement and each of the other Credit Documents to which it is a party and all of the covenants, duties, guarantees, indemnities, indebtedness and liabilities under the Amended Credit Agreement and the other Credit Documents to which it is a party and (ii) the Liens and security interests created in favor of the Collateral Agent and the Lenders pursuant to each Collateral Document; which Liens and security interests shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Obligations (as defined in the Amended Credit Agreement, which include for the avoidance of doubt each Parallel Liability) and each Credit Party hereto confirms that the secured liabilities (however described in the Collateral Documents) cover the Obligations (which include for the avoidance of doubt each Parallel Liability), in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Credit Documents and will have and maintain the ranking required under the Collateral Documents (if any).

(b)    The Credit Agreement and each of the other Credit Documents, as specifically amended by this Fourth Amendment, are and, notwithstanding this Fourth Amendment, continue to be in full force and effect and are hereby in all respects ratified and confirmed (as expressly amended hereby to the extent so amended). Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein, notwithstanding this Fourth Amendment, continue as of the Fourth Amendment Effective Date to secure the payment of all Obligations of the Credit Parties, as amended by this Fourth Amendment.

(c)    The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the Fourth Amendment Effective Date, this Fourth Amendment shall for all purposes constitute a Credit Document.

SECTION 10. Representations and Warranties. The Credit Parties each hereby represent and warrant to the Administrative Agent and the Lenders that:

(a)    Each Credit Party party hereto has all requisite corporate (or equivalent) power and authority to enter into this Fourth Amendment. The execution, delivery and performance of this Fourth Amendment have been duly authorized by all necessary action on the part of each Credit Party party hereto. This Fourth Amendment has been duly executed and delivered by each Credit Party party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws, by the principle of good faith and fair dealing, or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b)    The execution, delivery and performance of this Fourth Amendment by each Credit Party party hereto do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or other third Person, except (i) such as have been obtained and are in full force and effect, (ii) for filings and recordings with respect to the Collateral to be made or otherwise that have been delivered to the Collateral Agent for filing and/or recordation and (iii) those approvals, consents, registrations or other actions or notices, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)    The execution, delivery and performance of this Fourth Amendment by each Credit Party party hereto and the consummation of the transactions contemplated hereby do not and will not (i) violate any of the Organizational Documents of such Credit Party; (ii) violate any provision of any Law applicable to or otherwise binding on Holdings, any Borrower or any of the Restricted Subsidiaries, except to the extent such violation, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect or (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, any Borrower or any of the Restricted Subsidiaries (other than any Liens created under any of the Credit Documents in favor of the Collateral Agent, on behalf of the Secured Parties, or Permitted Liens).

(d)    As of the Fourth Amendment Effective Date, the information included in each Beneficial Ownership Certification, if applicable, is true and correct in all respects.

(e)    All of the representations and warranties contained herein and in Section 4 of the Credit Agreement and in each other Credit Document (in each case, as amended by this Fourth Amendment) are true and correct in all material respects both immediately before and immediately after giving effect to this Fourth Amendment (except for those representations and warranties that are qualified by materiality, which are true and correct in all respects) on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which are true and correct in all respects) on and as of such earlier date.

(f)    Both immediately before and immediately after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing.

(g)    All of the requirements of Section 2.26 of the Credit Agreement with respect to the 2018 Replacement Term Loans have been, or as of the Fourth Amendment Effective Date will have been, satisfied.

(h)    All of the requirements of Sections 2.25(c) of the Credit Agreement with respect to the Additional 2018 Incremental Term Loans have been, or as of the Fourth Amendment Effective Date will have been, satisfied.

SECTION 11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The terms of Sections 10.14, 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 12. Counterparts. This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Fourth Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Fourth Amendment.

SECTION 13. Effectiveness. This Fourth Amendment shall become effective on the date on which each of the following conditions shall have been satisfied or waived (the “Fourth Amendment Effective Date”):

(a)    the Administrative Agent shall have received from the Borrowers, Holdings, each other Guarantor, the Administrative Agent, the Collateral Agent, each Required Lender party hereto, each 2018 Replacement Term Lender and each Incremental Term Loan Lender, a duly executed counterpart of this Fourth Amendment signed on behalf of such party;

(b)    the Administrative Agent shall have received a certificate of an Authorized Officer of Holdings or the general partner thereof certifying as to compliance with each of clauses (a) through (h) of Section 10 of this Fourth Amendment;

(c)    the Administrative Agent shall have received fully executed (to the extent execution is applicable) copies of confirmatory security documents with respect to the Hong Kong Collateral Documents, in each case, in form and substance reasonably satisfactory to the Collateral Agents;

(d)     the Administrative Agent shall have received a customary written opinion of (i) Jones Day, special U.S. counsel for the Credit Parties, (ii) Maples and Calder, special Cayman Islands counsel for the Credit Parties, (iii) AKD, special Luxembourg counsel for the Credit Parties, (iv) Loyens & Loeff, special Netherlands counsel for the Administrative Agent and (v) White & Case LLP, special Hong Kong counsel for the Administrative Agent, in each case, addressed to the Administrative Agent, the Collateral Agent and the Lenders (including the 2018 Replacement Term Lenders and the Incremental Term Loan Lenders), and dated the Fourth Amendment Effective Date;

(e)    at least three days prior to the Fourth Amendment Effective Date, each Borrower shall have delivered to the Administrative Agent and each applicable Lender (through delivery to the Administrative Agent), if requested by the Administrative Agent and/or such Lender (through the Administrative Agent), a Beneficial Ownership Certification in relation to such Borrower;

(f)    the Administrative Agent shall have received a Funding Notice with respect to the 2018 Replacement Term Loans and the Incremental Term Loans; provided that, notwithstanding anything to the contrary in Section 2.25(c)(iii) or any other provision of any Credit Document, the Borrower Representative shall be allowed to deliver such Funding Notice by 2:00 p.m. (New York City time) at least one Business Day in advance of the proposed Credit Date (or such later date or time as is otherwise agreed by the Administrative Agent);

(g)    the Administrative Agent shall have received a Conversion/Continuation Notice pursuant to Section 2.9 of the Credit Agreement for all outstanding borrowings of 2018 Replacement Term Loans for Interest Periods as selected in such Conversion/Continuation Notice that begins on the Fourth Amendment Effective Date (the “2018 Replacement Term Loans Notice”); provided that, notwithstanding anything to the contrary in Section 2.9(c) or any other provision of any Credit Document, the Borrower Representative shall be allowed to deliver such 2018 Replacement Term Loans Notice by 2:00 p.m. (New York City time) at least one Business Day in advance of the proposed conversion date (or such later date or time as is otherwise agreed by the Administrative Agent); it being agreed that the Borrowers shall be permitted to select an Interest Period ending on December 31, 2018, pursuant to such 2018 Replacement Term Loans Notice; and

(h)    all reasonable and documented expenses and other compensation payable to the Refinancing/Incremental Term Loan Lead Arranger and the Administrative Agent (including, for the ratable account of each Existing Term Lender, all accrued and unpaid interest on the Existing Term Loans through (but not including) the Fourth Amendment Effective Date), pursuant to Section 10.2 of the Credit Agreement or otherwise, shall have been paid (or netted from the proceeds of the Additional 2018 Incremental Term Loans to the extent agreed by the parties hereto) to the extent earned, due and owing and otherwise reimbursable pursuant to the terms thereof and, in the case of expenses, invoiced at least two Business Days prior to the Fourth Amendment Effective Date.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CORSAIR GROUP (CAYMAN), LP,
as Holdings and a Guarantor

By:	EagleTree-Carbide (GP), LLC, its general partner

By:	/s/ George L. Majoros, Jr.

Name:	George L. Majoros, Jr.
Title:	Authorized Signatory

CORSAIR GAMING, INC.,
as a Borrower

By:	/s/ George L. Majoros, Jr.

Name:	George L. Majoros, Jr.
Title:	President

CORSAIR ACQUISITION (LUX) S.À R.L., as a Borrower

By:	/s/ Robert van’t Hoeft

Name:	Robert van’t Hoeft
Title:	Class A Manager

By:	/s/ Stuart Martin

Name:	Stuart Martin
Title:	Class B Manager

Corsair Acquisition (Lux) S.à r.l., société à responsabilité limitée
Registered Office: 48, boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, R.C.S.: B 216.833

CORSAIR HOLDINGS (HONG KONG) LIMITED, as a Borrower

By:	/s/ Nicholas B. Hawkins

Name:	Nicholas B. Hawkins
Title:	Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

CORSAIR GROUP (US), LLC, as a Guarantor

By:	/s/ George L. Majoros, Jr.
Name: George L. Majoros, Jr.
Title: President

CORSAIR HOLDINGS (LUX) S.À R.L, as a Guarantor

By:	/s/ Joost Mees
Name: Joost Mees
Title: Class A Manager

By:	/s/ George L. Majoros, Jr.
Name: George L. Majoros, Jr.
Title: Class B Manager

Corsair Holdings (Lux) S.à r.l., société à responsabilité limitée
Registered Office: 48, boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, R.C.S.: B 216.685

CORSAIR COMPONENTS, INC., as a Guarantor

By:	/s/ Nicholas B. Hawkins
Name: Nicholas B. Hawkins
Title: Chief Financial Officer and Secretary

CORSAIR MEMORY, INC., as a Guarantor

By:	/s/ Nicholas B. Hawkins
Name: Nicholas B. Hawkins
Title: Chief Financial Officer and Secretary

CORSAIR (HONG KONG) LIMITED, as a Guarantor

By:	/s/ Nicholas B. Hawkins
Name: Nicholas B. Hawkins
Title: Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

CORSAIR COMPONENTS COÖPERATIEF U.A., as a Guarantor

By:	/s/ Stuart Martin
Name: Stuart Martin
Title: Authorized Signatory

By:
Name:
Title:

CORSAIR MEMORY B.V., as a Guarantor

By:	/s/ Nicholas B. Hawkins
Name: Nicholas B. Hawkins
Title: Authorized Signatory

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

MACQUARIE CAPITAL FUNDING LLC, as Administrative Agent

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By:	/s/ Mimi Shih
Name: Mimi Shih Title: Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

MACQUARIE CAPITAL FUNDING LLC, as an Incremental Term Loan Lender

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By:	/s/ Mimi Shih
Name: Mimi Shih Title: Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

MACQUARIE CAPITAL FUNDING LLC, as a Revolving Lender

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By:	/s/ Mimi Shih
Name: Mimi Shih
Title: Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

BNP PARIBAS, as a Revolving Lender

By:	/s/ Charles Romano
Name: Charles Romano
Title: Director

For institutions requiring a second signature line:

By:	/s/ Yung Wu
Name: Yung Wu
Title: Vice President

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

FIFTH THIRD BANK, as a Revolving Lender

By:	/s/ Sam Boufis
Name: Sam Boufis
Title: Vice President/Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

AIB Debt Management Limited,
as a 2018 Converting Term Lender

By:	/s/ Eddie Moore
	Name:	Eddie Moore
	Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

For institutions requiring a second signature line:

By:	/s/ David Smith
	Name:	David Smith
	Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Baloise Senior Secured Loan Fund III, as a 2018 Converting Term Lender
By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM 2017-1, LTD., as a 2018 Converting Term Lender

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM 2017-2, LTD., as a 2018 Converting Term Lender

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM 2017-3, LTD., as a 2018 Converting Term Lender

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM 2017-4, LTD., as a 2018 Converting Term Lender

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM 2018-5, LTD., as a 2018 Converting Term Lender

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM 2018-6, LTD., as a 2018 Converting Term Lender

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM 2018-7, Ltd., as a 2018 Converting Term Lender

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CBAM Loan Opportunities Funding LLC, as a 2018 Converting Term Lender
By: CBAM CLO Management LLC as Portfolio Manager

By:	/s/ Christopher Cutter
	Name:	Christopher Cutter
	Title:	Associate

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

Citizens Bank, NA., as a 2018 Converting Term Lender

By:	/s/ Madeline Villanueva
	Name:	Madeline Villanueva
	Title:	AVP

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Commonwealth of Pennsylvania, Treasury Department, as a 2018 Converting Term Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Crestline Denali CLO XIV, LTD., as a 2018 Converting Term Lender
By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Crestline Denali CLO XV, Ltd., as a 2018 Converting Term Lender
By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XV, Ltd.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Crestline Denali CLO XVI, LTD., as a 2018 Converting Term Lender
By: Crestline Denali Capital, L.P., collateral manager

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Crestline Denali CLO XVII, LTD., as a 2018 Converting Term Lender
By: Crestline Denali Capital, L.P., collateral manager

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Crown Point CLO 4 Ltd., as a 2018 Converting Term Lender by Pretium Credit Management LLC as Collateral
Manager

By:	/s/ John D’Angelo
	Name:	John D’Angelo
	Title:	Sr. Portfolio Manager

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Crown Point CLO III, Ltd., as a 2018 Converting Term Lender by Pretium Partner LLC, as its Collateral Manager

By:	/s/ John D’Angelo
	Name:	John D’Angelo
	Title:	Sr. Portfolio Manager

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CSAA Insurance Exchange, as a 2018 Converting Term Lender
By: Octagon Credit Investors, LLC, as sub-advisor

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

DENALI CAPITAL CLO X, LTD., as a 2018 Converting Term Lender
By: Crestline Denali Capital, L.P., portfolio manager (or as applicable collateral manager) for DENALI CAPITAL CLO X, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

DENALI CAPITAL CLO XI, LTD., as a 2018 Converting Term Lender
BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Denali Capital CLO XII, Ltd., as a 2018 Converting Term Lender
BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Deutsche Bank (Cayman) Limited
(solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts), as Trustee By: DB USA Core Corporation. as a 2018 Converting Term Lender

By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

For institutions requiring a second signature line:

By:	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Great-West Life Growth and Income Fund 6.05M, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Great-West Life Income Fund 6.06M, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

HONEYWELL COMMON INVESTMENT FUND

,
as a 2018 Converting Term Lender

By:	/s/ John Mikros
	Name:	John Mikros
	Title:	Portfolio Manager, Fiexed Income Honeywell Capital Mgmt. LLC

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

HCM DEFENSIVE HIGH YIELD ACCOUNT

,
as a 2018 Converting Term Lender

By:	/s/ John Mikros
	Name:	John Mikros
	Title:	Portfolio Manager, Fiexed Income Honeywell Capital Mgmt. LLC

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

HCM HIGH ALPHA

,
as a 2018 Converting Term Lender

By:	/s/ John Mikros
	Name:	John Mikros
	Title:	Portfolio Manager, Fiexed Income Honeywell Capital Mgmt. LLC

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

HCM OPPORTUNITIES FIXED ACCOUNT

,
as a 2018 Converting Term Lender

By:	/s/ John Mikros
	Name:	John Mikros
	Title:	Portfolio Manager, Fiexed Income Honeywell Capital Mgmt. LLC

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

IA Clarington Investments Inc., as trustee of IA
Clarington Core Plus Bond Fund, as a 2018 Converting Term Lender

By:	/s/ Jeff Sujitno
	Name:	Jeff Sujitno
	Title:	Senior Vice-President, Investments

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

IA Clarington Investments Inc., as trustee of IA
Clarington Floating Rate Income Fund, as a 2018 Converting Term Lender

By:	/s/ Jeff Sujitno
	Name:	Jeff Sujitno
	Title:	Senior Vice-President, Investments

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

IA Clarington Investments Inc., as trustee of IA Clarington U.S. Dollar Floating Rate Income Fund, as a 2018 Converting Term Lender

By:	/s/ Jeff Sujitno
	Name:	Jeff Sujitno
	Title:	Senior Vice-President, Investments

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

IG Mackenzie Floating Rate Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

IG Mackenzie Ivy Canadian Balanced Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

IG Mackenzie Strategic Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Investors Canadian Corporate Bond Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Investors Dividend Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Investors Mortgage and Short Term Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Investors Mutual of Canada, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Kaiser Foundation Hospitals, as a 2018 Converting Term Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Kaiser Permanente Group Trust, as a 2018 Converting Term Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

KCAP F3C Senior Funding, LLC, as a 2018 Converting Term Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

KCAP Funding I, LLC, as a 2018 Converting Term Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM 26 Ltd., as a 2018 Converting Term Lender By: LCM Asset Management LLC

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM 27 Ltd., as a 2018 Converting Term Lender By: LCM Asset Management LLC as Warehouse Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XIII Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XIV Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XIX Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XV Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XVI Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XVII Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XVIII Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XX Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XXI Limited Partnership, as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XXII Ltd., as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XXIII Ltd., as a 2018 Converting Term Lender By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie Venon A.
	Name:	Sophie Venon A.
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XXIV Ltd., as a 2018 Converting Term Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A.
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

LCM XXV Ltd., as a 2018 Converting Term Lender
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie Venon A.
Name: Sophie Venon A.
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

London Life Growth and Income Fund 2.27MF, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

London Life Income Fund 2.26MF, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Canadian Balanced Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Canadian Growth Balanced Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Canadian Short Term Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Core Plus Canadian Fixed Income ETF, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Core Plus Global Fixed Income ETF, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Cundill Canadian Balanced Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Diversified Alternatives Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Floating Rate Income ETF, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Floating Rate Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Global Strategic Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Investment Grade Floating Rate Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Ivy Canadian Balanced Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Ivy Global Balanced Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Strategic Bond Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Strategic Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Unconstrained Bond ETF, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie Unconstrained Fixed Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie USD Global Strategic Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Mackenzie USD Ultra Short Duration Income Fund, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

MACQUARIE CAPITAL FUNDING LLC, as a 2018 Converting Term Lender

By:	/s/ Andrew Stock
Name: Andrew Stock
Title: Authorized Signatory

For institutions requiring a second signature line:

By:	/s/ Melissa Toomey
Name: Melissa Toomey
Title: Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Man GLG US CLO 2018-1 Ltd., as a 2018 Converting Term Lender
By: SILVERMINE CAPITAL MANAGEMENT, LLC
Its Collateral Manager

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Man GLG US CLO 2018-2 Ltd., as a 2018 Converting Term Lender
BY: Silvermine Capital Management LLC
As Collateral Manager

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Man GLG US CLO 2018-3 Ltd., as a 2018 Converting Term Lender
By: Silvermine Capital Management, LLC
Collateral Manager

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Manulife Sentinel Income (33) Fund UT, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
Name: Felix Wong
Title: VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Monroe Capital CLO 2014-1, Ltd.

By: Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact, as a 2018
Converting Term Lender

By:	/s/ Jeremy VanDerMeid
Name: Jeremy VanDerMeid
Title: Managing Director

Monroe Capital BSL CLO 2015-1, Ltd.

By: Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact, as a 2018
Converting Term Lender

By:	/s/ Jeremy VanDerMeid
Name: Jeremy VanDerMeid
Title: Managing Director

Monroe Capital MML CLO 2016-1, Ltd.

By: Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact, as a 2018
Converting Term Lender

By:	/s/ Jeremy VanDerMeid
Name: Jeremy VanDerMeid
Title: Managing Director

Monroe Capital MML CLO 2017-1, Ltd.

By: Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact, as a 2018
Converting Term Lender

By:	/s/ Jeremy VanDerMeid
Name: Jeremy VanDerMeid
Title: Managing Director

Monroe Capital MML CLO VI, Ltd.

By: Monroe Capital Management LLC, as
Asset Manager and Attorney-in Fact, as a 2018
Converting Term Lender

By:	/s/ Jeremy VanDerMeid
Name: Jeremy VanDerMeid
Title: Managing Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Nassau 2017-I Ltd., as a 2018 Converting Term Lender

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Nassau 2017-II Ltd., as a 2018 Converting Term Lender

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Nassau 2018-I Ltd., as a 2018 Converting Term Lender

By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 18-R, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 24, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 25, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 26, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 27, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 28, Ltd., as a 2018 Converting Term Lender

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 29, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 30, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 31, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 32, LTD., as a 2018 Converting Term Lender

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 33, LTD., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 35, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 36, Ltd., as a 2018 Converting Term Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners 37, Ltd., as a 2018 Converting Term Lender

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XIV, Ltd., as a 2018 Converting Term Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XIX, Ltd., as a 2018 Converting Term Lender
By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XV, Ltd., as a 2018 Converting Term Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XVII, Ltd., as a 2018 Converting Term Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XX, Ltd., as a 2018 Converting Term Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XXI, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XXII, Ltd, as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Investment Partners XXIII, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Loan Funding, Ltd., as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Octagon Paul Credit Fund Series I, Ltd., as a 2018 Converting Term Lender BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

OFS Capital Management LLC,
as a 2018 Converting Term Lender

OFSI Fund VII, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager

By:	/s/ Dale R. Burrow
Name:	Dale R. Burrow
Title:	Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

OFS CLO Management, LLC,
as a 2018 Converting Term Lender

OFSI BSL VIII, Ltd.
By:	OFS CLO Management, LLC
Its:	Management and Originator Series, as Collateral Manager

By:	/s/ Dale R. Burrow
	Name:	Dale R. Burrow
	Title:	Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

OFS CLO Management, LLC,
as a 2018 Converting Term Lender

OFSI BSL IX, Ltd.

By:	OFS CLO Management, LLC
Its:	Management and Originator Series, as Collateral Manager

By:	/s/ Dale R. Burrow
	Name:	Dale R. Burrow
	Title:	Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Privilege Underwriters Reciprocal Exchange, as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

PURE Insurance Company, as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Saratoga Investment Corp. CLO 2013-1, Ltd., as a 2018 Converting Term Lender

By:	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Attorney In Fact

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

BEAN CREEK CLO, LTD

,
as a 2018 Converting Term Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

CLEAR CREEK CLO, LTD

,
as a 2018 Converting Term Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

DEER CREEK CLO, LTD

,
as a 2018 Converting Term Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

MILL CREEK CLO II, LTD

,
as a 2018 Converting Term Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

SILVER CREEK CLO, LTD

,
as a 2018 Converting Term Lender

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Silver Spring CLO Ltd.,
as a 2018 Converting Term Lender

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Silvermore CLO, LTD.,
as a 2018 Converting Term Lender

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Sound Point CLO VI, Ltd., as a 2018 Converting Term Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Sound Point CLO XII, Ltd., as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Sound Point CLO XIV, Ltd., as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Sound Point CLO XIX, Ltd., as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Sound Point CLO XVII, Ltd., as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Sound Point CLO XVIII, Ltd., as a 2018 Converting Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Sound Point Senior Floating Rate Master Fund, L.P., as a 2018 Converting Term Lender BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Star Insurance Company, as a 2018 Converting Term Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Symmetry Canadian Bond Fund - 3864SLF, as a 2018 Converting Term Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

For institutions requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Teamsters Pension Trust Fund of Philadelphia &
Vicinity,
as a 2018 Converting Term Lender

BY:	Sound Point Capital Management, LP as
Investment Advisor

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTIONS

Audax Senior Loan IDF Fund-E SPV, LLC,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Audax Senior Debt (AZ) SPV, LLC, By: Audax
Management Company (NY), LLC, its manager,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Audax Credit BDC Inc. By Audax Management
Company (NY), LLC, its adviser,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

Audax Credit Opportunities (SBA), LLC,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Audax Credit Opportunities Offshore Ltd.,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Audax Senior Loan Fund III SPV, LLC,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Audax Senior Loan Insurance Fund SPV, LLC, By:
Audax Management Company (NY), LLC, its
manager,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Thorney Island Limited Partnership, BY AUDAX
MANAGEMENT COMPANY (NY), LLC, ITS
INVESTMENT ADVISER,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

CMFG Life Insurance Company, By: Audax
Management Company (NY), LLC, its
subadviser,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

KOCAA/Audax Private Debt Fund, LP, By Audax
Management Company (NY), LLC, its
INVESTMENT MANAGER,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Audax Senior Debt (MP), LLC,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Middle Market LLC, By: Audax Management
Company (NY), LLC, its manager,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

Audax Senior Debt (WCTPT) SPV, LLC,
as a 2018 Converting Term Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

TIAA CHURCHILL MIDDLE MARKET CLO I
LTD., as a 2018 Converting Term Lender

By:	Churchill Asset Management LLC

By:	/s/ George Kurteson
	Name:	George Kurteson
	Title:	Sr. Managing Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

TIAA CHURCHILL MIDDLE MARKET CLO II
LTD., as a 2018 Converting Term Lender

By:	Churchill Asset Management LLC

By:	/s/ George Kurteson
	Name:	George Kurteson
	Title:	Sr. Managing Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

CHURCHILL MIDDLE MARKET CLO IV LTD.,
as a 2018 Converting Term Lender

By:	Churchill Asset Management LLC

By:	/s/ George Kurteson
	Name:	George Kurteson
	Title:	Sr. Managing Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

NAME OF INSTITUTION

CHURCHILL MIDDLE MARKET CLO V LTD., as
a 2018 Converting Term Lender

By:	Churchill Asset Management LLC

By:	/s/ George Kurteson
	Name:	George Kurteson
	Title:	Sr. Managing Director

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

US Bank N.A., solely as trustee of the DOLL Trust (for
Qualified Institutional Investors only), (and not in its
individual capacity),
as a 2018 Converting Term Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Venture 33 CLO, Limited,
as a 2018 Converting Term Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

VENTURE XIX CLO, Limited,
as a 2018 Converting Term Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

VENTURE XV CLO, Limited,
as a 2018 Converting Term Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

VENTURE XVI CLO, Limited,
as a 2018 Converting Term Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Venture XVII CLO Limited,
as a 2018 Converting Term Lender
BY: its investment advisor, MJX Asset Management,
LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Venture XVIII CLO, Limited,
as a 2018 Converting Term Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

VENTURE XX CLO, Limited,
as a 2018 Converting Term Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Venture XXI CLO, Limited,
as a 2018 Converting Term Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vibrant CLO III, Ltd.,
as a 2018 Converting Term Lender
BY: DFG Investment Advisers, Inc.

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vibrant CLO IV, Ltd.,
as a 2018 Converting Term Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vibrant CLO IX, Ltd., as a 2018 Converting Term Lender
By: Vibrant Credit Partners LLC, as Portfolio Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vibrant CLO V, Ltd., as a 2018 Converting Term Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vibrant CLO VI, Ltd., as a 2018 Converting Term Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vibrant CLO VII, Ltd., as a 2018 Converting Term Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vibrant CLO VIII, Ltd., as a 2018 Converting Term Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

Vista US Subsidiary 1 Fund, LLC, as a 2018 Converting Term Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

ZAIS CLO 2, Limited, as a 2018 Converting Term Lender ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

ZAIS CLO 3, Limited, as a 2018 Converting Term Lender ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

ZAIS CLO 5, Limited, as a 2018 Converting Term Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

ZAIS CLO 6, Limited, as a 2018 Converting Term Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager
By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

ZAIS CLO 7, Limited, as a 2018 Converting Term Lender

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

ZAIS CLO 8, Limited, as a 2018 Converting Term Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR 2018 CONVERTING TERM LENDERS

(TO BE USED FOR ANY EXISTING TERM LENDER THAT REQUESTS TO CASHLESSLY ROLL

100% OF ITS EXISTING TERM LOAN)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY (I) AGREES TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, (II) REQUESTS TO CONVERT THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS INTO CONVERTED 2018 REPLACEMENT TERM LOANS PURSUANT TO, AND ON THE TERMS AND CONDITIONS SET FORTH IN, THE FOURTH AMENDMENT AND (III) ACKNOWLEDGES AND AGREES THAT ITS 2018 REPLACEMENT TERM LOAN CONVERSION AMOUNT MAY BE LESS THAN THE FULL PRINCIPAL AMOUNT OF ITS EXISTING TERM LOANS WHICH IT REQUESTS TO CONVERT HEREUNDER.

ZAIS CLO 9, Limited, as a 2018 Converting Term Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SIGNATURE PAGE FOR NEW 2018 REPLACEMENT TERM LENDERS

(TO BE USED FOR ANY PERSON THAT IS NOT A 2018 CONVERTING TERM LENDER

OR A NON-CONVERTING TERM LENDER)

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED HEREBY AGREES (I) TO THE TERMS OF THE FOURTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT AND (II) TO MAKE A NEW TERM LOAN UNDER THE AMENDED CREDIT AGREEMENT TO THE BORROWERS ON THE FOURTH AMENDMENT EFFECTIVE DATE IN DOLLARS IN A PRINCIPAL AMOUNT EQUAL TO THE UNDERSIGNED’S 2018 REPLACEMENT TERM LOAN COMMITMENT.

MACQUARIE CAPITAL FUNDING LLC

By:	/s/ Lisa Grushkin
	Name:	Lisa Grushkin
	Title:	Authorized Signatory

By:	/s/ Mimi Shih
	Name:	Mimi Shih
	Title:	Authorized Signatory

[Signature page to Amendment No. 4 to First Lien Credit and Guaranty Agreement]

SCHEDULE I

New 2018 Replacement Term Lender	Amount of 2018 Replacement Term Loan Commitments
MACQUARIE CAPITAL FUNDING LLC	$48,584,940.36

TOTAL	$48,584,940.36

SCHEDULE II

Additional 2018 Incremental Term Loan Commitments

Incremental Term Loan Lender	Incremental Term Loan Commitment	Pro Rata Share
MACQUARIE CAPITAL FUNDING LLC	$30,000,000	100.0%

Total	$30,000,000	100.0%

SCHEDULE III

Pre-Qualified Borrower IPO

Organization and Capital Structure

[See attached]

SCHEDULE IV

Post-Qualified Borrower IPO

Organization and Capital Structure

[See attached]